John Hancock Equity Funds
                Supplement to the Prospectus Dated March 1, 2000


On pages 14 and 20, the "Portfolio Manager" section for the John Hancock Large Cap Value Fund and John Hancock Small Cap Value Fund has been changed as follows:


         PORTFOLIO MANAGER

         Timothy E. Quinlisk, CFA
         ------------------------
         Senior vice president of adviser
         Joined team in 1998
         Joined adviser in 1998
         Began business career in 1985




April 3, 2000